Exhibit 10.5

FIRST AMENDMENT TO Support SERVICES AGREEMENT

This First Amendment to Support Services Agreement (the “First Amendment”) is entered into as of October 1, 2012, and amends that certain Support Services Agreement dated August 10, 2012 (the “Agreement”) by and between OCWEN Mortgage Servicing, Inc., a United States Virgin Islands corporation (together with its parent and subsidiaries “Ocwen”) and ALTISOURCE SOLUTIONS S.À R.L., a limited liability company organized under the laws of the Grand Duchy of Luxembourg (together with its parent and subsidiaries “Altisource”).

Recitals

WHEREAS, pursuant to the Agreement, Ocwen was to provide certain services to Altisource and Altisource was to provide certain services to Ocwen; and

WHEREAS, Ocwen and Altisource now desire to amend Schedule I and Schedule II to the Support Services Agreement, as set forth below.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.          Amendment to Schedule I to the Support Services Agreement. Schedule I to the Support Services Agreement is hereby deleted in its entirety and replaced with the version of Schedule I attached to this First Amendment and incorporated herein by this reference.

2.          Amendment to Schedule II to the Support Services Agreement. Schedule II to the Support Services Agreement is hereby deleted in its entirety and replaced with the version of Schedule II attached to this First Amendment and incorporated herein by this reference.

3.          Counterparts. This First Amendment may be signed in counterparts with the same effect as if both parties had signed one and the same document.

4.          Agreement in Full Force and Effect as Amended. The terms and conditions of this First Amendment shall prevail over any conflicting terms and conditions in the Agreement. Capitalized terms that are used in this First Amendment not otherwise defined herein shall have the meanings ascribed to them in the Agreement. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this First Amendment. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this First Amendment, as though the terms and obligations of the Agreement were set forth herein.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the date first written above by their duly authorized representatives.

OCWEN MORTGAGE SERVICING, INC.

By	/s/ John V. Britti
Name: John V. Britti
Title: Executive Vice President, Chief Financial Officer, Treasurer

ALTISOURCE SOLUTIONS S.À R.L.

By	/s/ William B. Shepro
Name: William B. Shepro
Title: Manager

SCHEDULE I

OCWEN-PROVIDED SERVICES

Services Provided		Service Period	Service Fee
FINANCE AND ACCOUNTING		the Term	Fully Allocated Cost
Services Provided:
•	Corporate Accounting
•	Accounts Payables
•	Accounts Receivables
•	Corporate Secretary Support
•	Financial Reporting
•	Payroll Services
•	Tax
•	Treasury
HUMAN RESOURCES		the Term	Fully Allocated Cost
Services Provided:
•	Benefits Administration
•	Employee and Contractor On-boarding
•	Employee Engagement
•	HR Administration
•	HR Strategy and Consulting
•	HRIS Administration and Reporting
•	Performance Management Platforms
•	Personnel Files
•	Recruiting
•	Salary Administration
•	Training and Compliance Support

Schedule I to the Support Services Agreement (as amended by the “First Amendment to Support Services Agreement” dated as of October 1, 2012).

Replaces original Schedule I to “Support Services Agreement” dated August 10, 2012.

Page 1 of 2 of Schedule I

Services Provided		Service Period	Service Fee

LAW		the Term	Fully Allocated Cost
Services Provided:
•	Contract Review Services
•	Corporate Governance Services
•	Intellectual Property Maintenance Services
•	Litigation Management
•	Regulatory Compliance Services
RISK MANAGEMENT		the Term	Fully Allocated Cost
Services Provided:
•	Internal Audit
•	SOX Compliance and SAS 70
•	Business continuity and SAS 70
•	Six Sigma
OTHER OPERATIONS SUPPORT		the Term	Fully Allocated Cost
Services Provided:
•	Capital Markets
•	Modeling
•	Quantitative Analytics
•	General Business Consulting
•	Business Development

Schedule I to the Support Services Agreement (as amended by the “First Amendment to Support Services Agreement” dated as of October 1, 2012).

Replaces original Schedule I to “Support Services Agreement” dated August 10, 2012.

Page 2 of 2 of Schedule I

SCHEDULE II

ALTISOURCE-PROVIDED SERVICES

Services Provided	Service Period	Service Fee
CONSUMER PSYCHOLOGY	the Term	Fully Allocated Cost
Services Provided:
• Scripting Support
• Staffing Models
• Training Development
• User and Task Analysis
CORPORATE SERVICES	the Term	Fully Allocated Cost
Services Provided:
•	Facilities Management
•	Mailroom Support
•	Physical Security
•	Travel Services
FINANCE AND ACCOUNTING		the Term	Fully Allocated Cost
Services Provided:
•	Accounting Services and Reporting
•	Accounts Payables
•	Accounts Receivables
•	Corporate Secretary Support
•	Financial Reporting
•	Payroll Services
•	Tax
•	Treasury

Schedule II to the Support Services Agreement (as amended by the “First Amendment to Support Services Agreement” dated as of October 1, 2012).

Replaces original Schedule II to “Support Services Agreement” dated August 10, 2012.

Page 1 of 3 of Schedule II

Services Provided		Service Period	Service Fee
HUMAN RESOURCES		the Term	Fully Allocated Cost
Services Provided:
•	Benefits Administration
•	Employee and Contractor On-boarding
•	Employee Engagement
•	HR Administration
•	HR Strategy and Consulting
•	HRIS Administration and Reporting
•	Performance Management Platforms
•	Personnel Files
•	Recruiting
•	Salary Administration
•	Training and Compliance Support
RISK MANAGEMENT		the Term	Fully Allocated Cost
Services Provided:
•	Internal Audit
•	SOX Compliance and SAS 70
•	Business continuity and SAS 70
•	Six Sigma

Schedule II to the Support Services Agreement (as amended by the “First Amendment to Support Services Agreement” dated as of October 1, 2012).

Replaces original Schedule II to “Support Services Agreement” dated August 10, 2012.

Page 2 of 3 of Schedule II

Services Provided		Service Period	Service Fee
OTHER OPERATIONS SUPPORT		the Term	Fully Allocated Cost
Services Provided:
•	Capital Markets
•	Modeling
•	Quantitative Analytics
•	General Business Consulting
•	Business Development

Schedule II to the Support Services Agreement (as amended by the “First Amendment to Support Services Agreement” dated as of October 1, 2012).

Replaces original Schedule II to “Support Services Agreement” dated August 10, 2012.

Page 3 of 3 of Schedule II